Supplement Dated September 16, 2013
To The Summary Prospectus Dated April 29, 2013

Supplement Dated September 16, 2013
To The Prospectus Dated April 29, 2013

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the summary prospectus for the JNL/Franklin Templeton International Small Cap Growth Fund, please delete the section entitled “Principal Investment Strategies,” in its entirety and replace it with the following:

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies, including those of emerging or developing markets. Smaller international companies are companies with market capitalizations not exceeding (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index or the All Country World exUS (ACWIxUS) Small Cap Index, whichever is greater, at the time of purchase.

The Fund invests predominantly in securities listed or traded on recognized international markets in developed countries, such as those included in the MSCI EAFE Small Cap Index and ACWIxUS Small Cap Index. The Fund, from time to time, may have significant investments in a particular sector or country.

In choosing individual equity investments, the Fund’s Sub-Advisers utilize a fundamental “bottom-up” approach involving in-depth proprietary analysis of individual equity securities. In narrowing down the universe of eligible investments, the Sub-Advisers employ a quantitative and qualitative approach to identify smaller international companies that the Sub-Advisers believe have the potential to generate attractive returns. Overall, the Sub-Advisers seek to invest in companies with attractive valuations.

In the summary prospectus for the JNL/Franklin Templeton International Small Cap Growth Fund, in the section entitled “Principal Risks of Investing in the Fund,” please add the following risks:

•
Emerging markets risk – Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

•
Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security’s potential worth, or the factors that are expected to increase the price of a security do not occur. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other for long periods of time.

In the summary prospectus for the JNL/Franklin Templeton International Small Cap Growth Fund, in the section entitled “Portfolio Management,” please delete the sub-section entitled “Sub-Adviser” and “Portfolio Managers” and replace with the following:

Sub-Adviser:
Franklin Templeton Institutional, LLC (“FTI”)

Co-Sub-Adviser:
Templeton Investment Counsel, LLC (“TIC”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Edwin Lugo, CFA (FTI)	2010	Senior Vice President and Portfolio Manager
Harlan Hodes (TIC)	2013	Executive Vice President/Portfolio Manager-Research Analyst

In the prospectus for the JNL/Franklin Templeton International Small Cap Growth Fund, please delete the section entitled “Principal Investment Strategies,” in its entirety and replace it with the following:

Principal Investment Strategies.  Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies, including those of emerging or developing markets.

For this Fund, smaller international companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Small Cap Index or the All Country World ex US (ACWIxUS) Small Cap Index, whichever is greater, at the time of purchase. The MSCI EAFE Small Cap Index and ACWIxUS Small Cap Index are designed to measure the equity market small cap segment performance in the global developed markets, excluding U.S. and Canada. As of June 30, 2013, the largest company in the MSCI EAFE and ACWIxUS Small Cap Index had a market capitalization of $5 billion.

The Fund considers international companies to be those organized under the laws of a country outside of the United States or having a principal office in a country outside of the United States, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. The Fund invests predominantly in securities listed or traded on recognized international markets in developed countries, such as those included in the MSCI ACWIxUS Small Cap Index. The Fund, from time to time, may have significant investments in a particular sector or country.

In choosing individual equity investments, the Sub-Advisers utilize a fundamental “bottom-up” approach involving in-depth proprietary analysis of individual equity securities. In narrowing down the universe of eligible investments, the Sub-Advisers employ a quantitative and qualitative approach to identify smaller international companies that the Sub-Advisers believe have the potential to generate attractive returns. Overall, the Sub-Advisers seek to invest in companies with attractive valuations.

The Sub-Advisers do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential. The Sub-Advisers have a team of research analysts fully dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance. While the manager seeks to outperform the benchmark index applicable to each sleeve of the Fund, it does not seek to replicate an index with its portfolio investments for either sleeve.

In the prospectus for the JNL/Franklin Templeton International Small Cap Growth Fund, in the section entitled “Principal Risks of Investing in the Fund,” please add the following risks:

•	Emerging markets risk
•	Investment style risk

In the prospectus for the JNL/Franklin Templeton International Small Cap Growth Fund, in the section entitled “Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks),” please delete the first paragraph and the bullet following the first paragraph in its entirety and replace it with the following:

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.

In the prospectus for the JNL/Franklin Templeton International Small Cap Growth Fund, in the section entitled “The Sub-Adviser and Portfolio Management,” please delete the first paragraph in its entirety and replace it with the following:

The Sub-Advisers and Portfolio Management.  The sub-advisers to the JNL/Franklin Templeton International Small Cap Growth Fund are Franklin Templeton Institutional, LLC (“FT Institutional”), located at 600 Fifth Avenue, New York, New York 10020 and Templeton Investment Counsel, LLC (“Templeton Investment”), located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301.

FT Institutional and Templeton Investment are both indirect subsidiaries of Franklin Resources, Inc.

Together, FT Institutional, Templeton Investment and its affiliates manage over $781.8 billion in assets as of December 31, 2012.

In the prospectus for the JNL/Franklin Templeton International Small Cap Growth Fund, in the section entitled “The Sub-Adviser and Portfolio Management,” please add the following bullet and paragraph following the second paragraph:

•
Harlan Hodes (Executive Vice President of Templeton Investment) has been a portfolio manager of the Fund since September 2013 providing research and advice of the purchases and sales of individual securities, and portfolio risk assessment. He joined Templeton Investment in 2001.

The portfolio managers of the Fund have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements.  The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

This Supplement is dated September 16, 2013.

Supplement Dated September 16, 2013
To The Statement of Additional Information
Dated April 29, 2013

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 57, in the section entitled “Operating Policies,” for JNL/Franklin Templeton International Small Cap Growth Fund, please delete paragraph (a) in its entirety and replace it with the following:

(a)
Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of marketable equity and equity related securities of smaller international companies, including those of emerging or developing markets.

On page 57, in the section entitled “Operating Policies,” for JNL/Franklin Templeton International Small Cap Growth Fund, please delete paragraph (e) in its entirety .

In the section entitled “Investment Sub-Advisers and Portfolio Managers,” for “Franklin Templeton Institutional, LLC,” please delete the first paragraph in its entirety and replace it with the following:

Franklin Templeton Institutional, LLC (“Franklin Institutional”) is located at 600 Fifth Avenue, New York, New York 10020 and serves as co-Sub-Adviser to the JNL/Franklin Templeton International Small Cap Growth Fund.  Franklin Institutional is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.  Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

In the section entitled “Investment Sub-Advisers and Portfolio Managers,” please add the following disclosure:

Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC (“Templeton Investment”) which is located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, serves as co-Sub-Adviser to the JNL/Franklin Templeton International Small Cap Growth Fund.  Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.  Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Templeton Investment seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary.  Each portfolio manager is paid a base salary.

Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders.  The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•
Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•
Non-investment performance.  The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation.  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table reflects information as of June 30, 2013:

Harlan Hodes	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	4	$2,498.6
other pooled investment vehicles:	4	$1,715.9
other accounts:	7	$1,143.5

Conflicts of Interest

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton International Small Cap Growth Fund

Security Ownership of Portfolio Managers	Harlan Hodes
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

On page 179, in the section entitled “Sub-Advisory Fees,” please delete the row for JNL/Franklin Templeton International Small Cap Growth Fund in its entirety and replace it with the following:

FUND	ASSETS	FEES
JNL/Franklin Templeton International Small Cap Growth Fund8, 16	$0 to $100 million $101 million to $250 million $251 million to $500 million $501 million to $750 million $751 to $1,000 million Over $1,000 million	.67% .64% .62% .60% .59% .55%

8 For the purpose of calculating the sub-adviser fee for the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton International Small Cap Growth Fund, the JNL/Franklin Templeton Mutual Shares Fund, and the JNL/Franklin Templeton Small Cap Value Fund, the following fee discount is applied based on the combined average daily net assets of the portfolios:  Assets between $500 million and $1.0 billion, 2.5% fee reduction, assets between $1.0 billion and $1.5 billion, 5.0% fee reduction, assets between $1.5 billion and $2.5 billion, 7.5% fee reduction and assets above $2.5 billion, 10.0% fee reduction.
16 Both Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC perform investment advisory services for the JNL/Franklin Templeton International Small Cap Growth Fund (the “Fund”).  The fee rates shown in the table are the total fee rates payable, with respect to average daily net assets of the entire Fund, to both the Sub-Advisers together for their services to the Fund pursuant to both of the Agreements - the fee rates are not due to each Sub-Adviser separately.

This Supplement is dated September 16, 2013.

(To be used with V3180 04/13 and V3180PROXY 04/13.)

CMX11681 09/13